                                                               February 2, 2000



Dear Shareholder:

  For the year ended December 31, 1999, the total return on net asset value of The Zweig Total Return Fund was 3.9%, including $0.82 in reinvested distribu-tions.

  During the fourth quarter of 1999, the Fund's net asset value gained 4.1%, including $0.19 in reinvested distributions. Investors should note that past performance is not indicative of future results.

  Consistent with our policy of seeking to minimize risk while earning reason-able returns, our overall average exposure during 1999 was approximately 59%.

  To put our performance in perspective, it is important to note that 1999 was the worst calendar year for bonds since the 1920's. At the beginning of the year, the 30-year Treasury bond was yielding 5.10%; it ended the year at 6.48%. Although we cut back our exposure dramatically throughout the year, ending with a duration of 2.2 years (duration is a measure of the sensitivity of a bond or bond portfolio to changes in interest rates), the damage done early in the year was difficult to fully overcome. Furthermore, bonds in every category had a terrible year.

  Given the fact that we have a bias for value as far as equities are concerned, I am not really unhappy about our overall return. Many value managers with previous great records had negative returns last year.

  I have never seen a stock market go off on two different tracks as it did last year. We saw technology stocks go positively bonkers, while 61% of the NYSE stocks, more than 50% of the S&P 500, and 50% of the OTC stocks were down.

  These results can be attributed largely to the so-called new economy. With the technological advances--particularly in the Internet and everything sur-rounding it like cable, wireless, telecommunications, and media--certain com-panies have benefited greatly. The problem is that many of these companies have no earnings and probably will have none in the near future. Others such as America Online have earnings, but their multiples are extremely high. This makes them tough to buy if you use any value yardstick.

  Nevertheless, we do own AOL, Microsoft, Dell, Cisco, and others in this field and have benefited by their performance. We stepped up to the plate on these issues--and that took a lot of doing for value managers such as ourselves. I thought it was important to do so, and we may even increase our percentage in this direction.

  At the same time, we have to be conservative. While I do recognize changes in the economy--it truly is different this time--I cannot ignore history which shows that in the long run you can achieve superior returns with less risk by buying stocks at more reasonable prices.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of our net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund declared on January 3, 2000 a distribution of $0.07 per share payable on January 10, 2000 to shareholders of record on December 31, 1999. The amount of a distribution depends on the exact net asset value at the time of declaration. For the January distribution, 0.83% of the Fund's net asset value was equivalent to $0.07 per share. Including this distribution, the Fund's total payout since its inception is now $10.04.

  Of the $0.82 taxable in 1999, $0.285 is ordinary income, $0.127 is long-term capital gains, and $0.408 is return of capital. (The return of capital is a tax-free return of capital and, therefore, should not be reported as income.)


                                MARKET OUTLOOK

  Our bond exposure at year-end was 22% compared with 24% at the close of the third quarter. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 22% in bonds we are at about 35% of a full position (22% / 62.5%).

  Right now we are very cautious on the bond market and have significantly re-duced our holdings. We see rising commodity prices, wage cost pressure, a hot economy, and a Federal Reserve that has already tightened four times, all neg-ative factors for bonds. However, flexibility is the key. If our indicators turn around and our bond model turns positive, we would be buyers of bonds at the lower prices.

  Our equity exposure at year-end was 25% compared with 24% at the close of the third quarter. At this figure we are at about 67% of a full position (25% / 37.5%).

  As I indicated earlier, the stock markets are now tracking two different economies--the new Internet-driven high technology model and the old one that still accounts for most economic activity. They sometimes seem to be going in two different directions. This disparity can continue for some time but ultimately the Internet will encompass the way virtually every company does business.

  The switch to the Internet economy will bring many dislocations. Middlemen and wholesalers will see their whole industries threatened because it will be a lot easier to match up producers and buyers. This will allow for more compe-tition and eventually bring prices down. Some companies will benefit tremen-dously, and others will be put out of business.

  It will be a wrenching change, resembling what happened a hundred years ago when the wagon and buggy companies became obsolete with the advent of the automobile. Companies have to adapt and that is what is going on right now.

  Another major change transforming the nation's corporate landscape is the great merger superwave that shows no sign of cresting. Generally speaking, I think this phenomenon is having a favorable impact. A lot depends on the na-ture of the deal. If a big cash premium is paid by the acquiring company, the acquired company's stock normally would go up. However, as with the America Online merger with Time Warner, more deals are being done with stock trans-fers. In these cases, it is not clear whether stock prices will rise or fall.

  One common goal that seems to be driving mergers is greater efficiencies in business. If the combining corporate cultures can work together cohesively, a lot of deadwood can be cleaned out; profits tend to go up with the cost savings. With the economy so strong, the people laid off generally land on their feet and some even get better jobs elsewhere. I believe the merger trend is accelerating and will also continue in a big way in Europe.

  The changing economy is a big factor in current market volatility which, in-cidentally, is not as great as it has been at certain times in the past. Vola-tility in the early days of the twentieth century and in the late '20s and early '30s was much greater than it is today. Part of the reason for the re-cent increased turnover is lower commission costs. When commissions were fixed it was prohibitive to do heavy trading. Now transaction costs are much lower and one can trade directly.

  Individuals, who now have more sources of information, can just get on a computer to buy and sell stocks. With trading easier, faster, and more effi-cient, there naturally is greater turnover. Although some analysts equate the current volatility primarily to speculation that often occurs at market tops, I think it largely reflects the changed economy and is neither bullish nor bearish.

  Day traders are having a significant impact on market volatility and day-to-day price movements, but all this will pass some day. When the markets go bad, it will exacerbate the decline. There have been momentum followers for eons. Buying strength and selling weakness is not all that new. Most of the margin traders historically have traded on momentum. Computerized day trading does make the market more volatile but doesn't change the fundamentals.

  Citing the day trading and the volatility, some analysts claim that this is the most speculative market since 1929. These same analysts have been saying that for the last three or four years. To my way of thinking, the market is speculative in some ways and not in others. It certainly doesn't look too speculative for the previously mentioned 61% of the NYSE stocks that went south last year. I believe the quality of the companies that have highlighted this boom is far better than some of the junk we saw in 1961, 1968, or even 1929. The quality and growth of earnings is also far superior to that of 1972--the days of the so-called nifty-fifty growth stocks. Is this the most speculative market? Probably not. Is there a certain level of speculation? Absolutely.

  One trend that cannot go on forever is the widening disparity between some stock prices and company earnings. From 1990 to the present, the S&P 500 showed a compound annual growth of about 15% while net operating earnings had a compound annual growth of about 6.7%. Obviously there has to be a more posi-tive relationship between the changes in stock prices and company earnings. Meanwhile, earnings right now are projected to be very strong for 2000. I have heard estimates from the low range of 8% to 10% to as high as 20%.

  A lot of the expansion in price/earnings differentials is a result of the new economy. If you look at the composition of the S&P 500, the big weightings go to companies like Microsoft, AOL, Yahoo, and Dell that weren't even in the S&P a while back. Of course, their P/E's are very high but so are their growth rates.

  Based on their weightings, technology stocks make up roughly 30% of the S&P 500 from perhaps 10% several years ago. If you strip out these companies, the P/E ratios in the S&P are pretty normal. Also, the performance of the non-technology stocks should be far more in line than what we see on the surface. That's because we have this extraordinary growth in our economy. All in all, P/E ratios are probably more rational than what the pessimists are thinking.

  Even though we are enjoying the longest economic expansion in our country's history, it doesn't mean that the business cycle has been permanently tamed. There will always be ups and downs, but business cycles in the future will not resemble those of the past. We were an agricultural economy 200 years ago. Then we were agriculture plus heavy industry like railroads, steel mills, and chemicals. Those industries were extremely volatile, with agriculture depend-ing on the weather while capital intensive industries had big fixed costs and inventories subject to market influences. Now the U.S. economy is much more service-oriented, which means little or no inventories, less investment and fixed capital and probably fewer cycles.

  Our new economy is far more diversified than it has ever been, and the volatility of the gross national product should continue to stay low. From time to time there will be recessions, but they will not necessarily occur as frequently or as regularly as in the past. It is possible that we can maintain prosperity for a much longer period. It is also possible that we could screw it up and do something like raise taxes or interest rates too high and kill off the boom.

  Summing up, the fact that interest rates are up about 200 basis points on long bonds is a major negative for the stock market. Other negatives include the speculative elements, the valuations that on the surface seem high, and our below normal sentiment indicators.

  The positives include the really strong earnings that are expected to con-tinue and the technology-based new economy that is increasing productivity, cutting costs, and keeping inflation under control.

  I see the negatives and positives as sort of a trade-off. The true picture probably lies somewhere in the middle. Consequently, at this writing I'm on the fence and my market stance is neutral.


                             PORTFOLIO COMPOSITION

  In accordance with our investment policy guidelines, all of our bonds are U.S. Government obligations. As mentioned previously, the average duration of the bond portion of our portfolio (sensitivity to interest rates) was 2.2 years at year-end. This compared with 2.6 years at the close of the third quarter. Since these bonds are liquid, they give us the flexibility to adjust swiftly to changing market conditions.

  At year-end our leading industry sectors included technology, telecommunications, financial services, printing and publishing, and retail trade and services.

  In the above listing, technology and telecommunications gained as a result of appreciation. We added to our holdings in printing and publishing, which also appreciated in value, and trimmed our position in manufacturing, which had appeared among our top groups as of September 30.

  Our leading individual positions at year-end included EMC, Nokia, Wal-Mart, Grupo Televisa, Morgan Stanley Dean Witter, Tribune Co., General Electric, Amgen, Cisco, and Georgia-Pacific.

  All of the above were previously in our portfolio, which saw significant appreciation during the fourth quarter in Nokia, Wal-Mart, Grupo Televisa, Morgan Stanley Dean Witter, General Electric, and Georgia-Pacific.

  We sold out our positions in CNF Transportation and UniCom, and trimmed our holdings in General Motors, Telephone & Data Systems, and Dell.

             Sincerely,
             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            SCHEDULE OF INVESTMENTS

                               December 31, 1999

                                                        Number of     Value
                                                         Shares      (Note 3)
                                                        ---------   ----------
Common Stocks                                    24.73%
Automotive                                        1.16%
  Borg-Warner Automotive, Inc. ........................   35,600    $1,441,800
  Delphi Automotive Systems Corp. .....................  120,000     1,890,000
  Ford Motor Co. ......................................   31,400     1,677,938
  General Motors Corp. ................................   45,600     3,314,550
                                                                    ----------
                                                                     8,324,288
                                                                    ----------
Biotechnology                                     0.55%
  Amgen, Inc. .........................................   65,200(a)  3,916,075
                                                                    ----------
Building & Forest Products                        1.45%
  Cemex S.A. de CV, ADR................................   60,000(a)  1,672,500
  D.R. Horton, Inc. ...................................   89,900     1,241,744
  Georgia-Pacific Group................................   75,000     3,806,250
  Kaufman & Broad Home Corp. ..........................   70,900     1,714,894
  Sherwin-Williams Co. ................................   92,600     1,944,600
                                                                    ----------
                                                                    10,379,988
                                                                    ----------
Commercial Services                               0.43%
  Manpower, Inc. ......................................   82,500     3,104,063
                                                                    ----------
Consumer Products                                 1.19%
  Adolph Coors Co., Class B............................   26,400     1,386,000
  Dial Corp. ..........................................   48,000     1,167,000
  PepsiCo, Inc. .......................................   75,000     2,643,750
  Procter & Gamble Co. ................................   30,000     3,286,875
                                                                    ----------
                                                                     8,483,625
                                                                    ----------
Electronics -- Electrical                         0.55%
  General Electric Co. ................................   25,500     3,946,125
                                                                    ----------
Engineering & Machinery                           0.35%
  Ingersoll-Rand Co. ..................................   30,000     1,651,875
  McDermott International, Inc. .......................   90,000       815,625
                                                                    ----------
                                                                     2,467,500
                                                                    ----------
Financial Services                                2.49%
  Allstate Corp. ......................................   72,700     1,744,800
  Bear Stearns & Co., Inc. ............................   77,401     3,308,893
  Countrywide Credit Industries, Inc. .................   90,000     2,272,500
  H & R Block, Inc. ...................................   62,600     2,738,750
  Lehman Brothers Holdings, Inc. ......................   30,000     2,540,625
  Morgan Stanley Dean Witter & Co. ....................   28,500     4,068,375
  Sovereign Bancorp, Inc. .............................  150,000     1,117,969
                                                                    ----------
                                                                    17,791,912
                                                                    ----------

                       See notes to financial statements

                                                          Number of     Value
                                                           Shares      (Note 3)
                                                          ---------   ----------
Health Care                                         0.53%
  Elan Corp. Plc, ADR....................................  75,000(a)  $2,212,500
  United HealthCare Corp. ...............................  30,000      1,593,750
                                                                      ----------
                                                                       3,806,250
                                                                      ----------
Investment Companies                                0.96%
  Asia Tigers Fund, Inc. ................................  30,000        305,625
  Central European Equity Fund, Inc. ....................  29,100        420,131
  Emerging Markets Infrastructure Fund, Inc. ............  57,284        644,445
  Emerging Markets Telecommunications Fund, Inc. ........  28,600        461,175
  France Growth Fund, Inc. ..............................  24,200        370,563
  Gabelli Global Multimedia Trust, Inc. .................  40,700        763,125
  INVESCO Global Health Sciences Fund, Inc. .............  55,100        812,725
  Mexico Fund, Inc. .....................................  68,900      1,197,137
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ....  30,000        354,375
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. .................................................  50,400        822,150
  Royce Value Trust, Inc. ...............................  54,160        707,465
                                                                      ----------
                                                                       6,858,916
                                                                      ----------
Leisure Time                                        0.70%
  Brunswick Corp. .......................................  63,700      1,417,325
  Hasbro, Inc. ..........................................  90,000      1,715,625
  Marriot International, Inc., Class A...................  60,000      1,893,750
                                                                      ----------
                                                                       5,026,700
                                                                      ----------
Manufacturing                                       0.83%
  Crown Cork & Seal Co., Inc. ...........................  75,000      1,678,125
  Johnson Controls, Inc. ................................  33,800      1,922,375
  Whirlpool Corp. .......................................  35,700      2,322,731
                                                                      ----------
                                                                       5,923,231
                                                                      ----------
Media                                               2.42%
  Comcast Corp., Class A.................................  57,000      2,882,062
  Grupo Televisa S.A., GDR...............................  60,000      4,095,000
  Knight-Ridder, Inc. ...................................  59,700      3,552,150
  The New York Times Co., Class A........................  55,100      2,706,787
  Tribune Co. ...........................................  73,500      4,047,094
                                                                      ----------
                                                                      17,283,093
                                                                      ----------
Oil & Oil Services                                  0.94%
  Amerada Hess Corp. ....................................  45,000      2,553,750
  Apache Corp. ..........................................  45,000      1,662,187
  Kerr-McGee Corp. ......................................  40,200      2,492,400
                                                                      ----------
                                                                       6,708,337
                                                                      ----------
Railroads                                           0.38%
  USFreightways Corp. ...................................  56,900      2,724,087
                                                                      ----------

                       See notes to financial statements

                                                        Number of      Value
                                                         Shares      (Note 3)
                                                        ---------   -----------
Retailing                                         1.63%
  Best Buy Inc. .......................................   31,300(a)  $1,570,869
  Home Depot, Inc. ....................................   44,700      3,064,744
  Ross Stores, Inc. ...................................   75,000      1,345,312
  TJX Cos., Inc. ................. . ..................   75,000      1,532,812
  Wal-Mart Stores, Inc. ...............................   59,500      4,112,938
                                                                    -----------
                                                                     11,626,675
                                                                    -----------
Steel & Heavy Machinery                           0.14%
  Worthington Industries, Inc. ........................   60,000        993,750
                                                                    -----------
Technology                                        3.31%
  America Online, Inc. ................................   45,000(a)   3,394,687
  Applied Materials, Inc. .............................   26,900(a)   3,407,894
  Cisco Systems, Inc. .................................   36,300(a)   3,888,637
  Dell Computer Corp. .................................   55,400(a)   2,825,400
  EMC Corp. ...........................................   40,500(a)   4,424,625
  Intel Corp. .........................................   33,100      2,724,544
  Microsoft Corp. .....................................   25,500(a)   2,977,125
                                                                    -----------
                                                                     23,642,912
                                                                    -----------
Telecommunications                                3.36%
  AT&T Corp. ..........................................   60,000      3,045,000
  CenturyTel, Inc. ....................................   45,100      2,136,613
  Lucent Technologies, Inc. ...........................   41,500      3,104,719
  MCI WorldCom, Inc. ..................................   38,550(a)   2,045,559
  Nokia Corp., ADR.....................................   22,100      4,199,000
  Tele Norte Leste Participacoes S.A., ADR.............  101,000      2,575,500
  Telefonos de Mexico S.A., Class L, ADR...............   31,300      3,521,250
  Telephone & Data Systems, Inc. ......................   27,000      3,402,000
                                                                    -----------
                                                                     24,029,641
                                                                    -----------
Textile & Apparel Manufacturer                    0.60%
  Liz Claiborne, Inc. .................................   58,000      2,182,250
  Shaw Industries, Inc. ...............................  135,000      2,084,063
                                                                    -----------
                                                                      4,266,313
                                                                    -----------
Utilities--Electric                               0.76%
  Energy East Corp. ...................................  102,600      2,135,362
  GPU, Inc. ...........................................   52,500      1,571,719
  Reliant Energy, Inc. ................................   75,000      1,715,625
                                                                    -----------
                                                                      5,422,706
                                                                    -----------
    Total Common Stock
     (Cost $138,386,674).........................................   176,726,187
                                                                    -----------

                       See notes to financial statements

                                                   Principal     Value
                                                    Amount      (Note 3)
                                                  ----------- ------------
United States Government Obligations       21.80%
  FHLMC, 5.125%,10/15/08......................... $38,100,000 $ 33,358,379
  United States Treasury Notes, 6.25%, 8/31/00...  13,500,000   13,533,750
  United States Treasury Bonds, 10.75%, 5/15/03..  15,000,000   16,931,250
  United States Treasury Notes, 7.50%, 2/15/05...  16,300,000   17,008,039
  United States Treasury Notes, 6.50%, 5/15/05...   7,600,000    7,604,750
  United States Treasury Notes, 6.125%, 8/15/07..  38,300,000   37,342,500
  United States Treasury Bonds, 8.75%, 8/15/20...  14,800,000   17,935,750
  United States Treasury Bonds, 5.25%, 2/15/29...  14,600,000   12,081,500
                                                              ------------
    Total United States Government Obligations
     (Cost $163,356,735).....................................      155,795,918
                                                              ------------
Short-Term Investments                     53.10%
  AT&T Co., 6.01%, 1/10/00.......................  25,000,000   24,958,263
  Coca-Cola Enterprises, Inc., 6.40%, 1/05/00....  24,900,000   24,877,866
  DuPont & Co., 5.48%, 1/19/00...................  25,000,000   24,927,694
  Ford Motor Credit Corp., 6.35%, 1/04/00........  25,000,000   24,982,361
  General Electric Capital Corp., 6.50%, 1/13/00.  30,000,000   29,929,582
  GMAC Corp., 6.22%, 1/07/00.....................  25,000,000   24,969,764
  Goldman Sachs Group L.P., 6.50%, 1/11/00.......  30,000,000   29,940,782
  Marsh & McLennan Co., 6.48%, 1/14/00...........  30,000,000   29,924,400
  Merrill Lynch & Co., 5.60%, 1/20/00............  30,000,000   29,906,666
  Toyota Motor Credit Co., 5.30%, 2/01/00........  31,400,000   31,252,071
  UBS Financial Corp., 4.50%, 1/03/00............  29,000,000   28,989,125
  Warner-Lambert Corp., 5.05%, 1/26/00...........  25,000,000   24,908,819
  Washington Post Co., 6.45%, 1/12/00............  25,000,000   24,946,249
  WW Grainger Inc., 6.70%, 1/06/00...............  25,000,000   24,972,083
                                                              ------------
    Total Short-Term Investments (Cost $379,548,621).........  379,485,725
                                                              ------------
    Total Investments (Cost $681,292,030) -- 99.63%..........  712,007,830
    Other assets less liabilities -- 0.37%...................        2,629,375
                                                              ------------
    Net Assets -- 100.00%.................................... $    714,637,205
                                                              ============

--------
(a) Non-income producing security.

  For Federal income tax purposes, the tax basis of investments owned at December 31, 1999 was $681,292,030 and net unrealized appreciation of investments consisted of:


    Gross unrealized appreciation............................ $ 47,510,950
    Gross unrealized depreciation............................  (16,795,150)
                                                              ------------
    Net unrealized appreciation.............................. $ 30,715,800
                                                              ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999

ASSETS
  Investments, at value (identified cost $681,292,030)..............$712,007,830
  Cash.............................................................    1,201,694
  Dividends and interest receivable................................    3,290,116
  Prepaid expenses.................................................       16,117
                                                                    ------------
    Total Assets...................................................  716,515,757
                                                                    ------------
LIABILITIES
  Accrued advisory fees (Note 5)...................................      422,254
  Accrued administration fees (Note 5).............................       78,419
  Payable for treasury shares......................................    1,035,456
  Other accrued expenses...........................................      342,423
                                                                    ------------
    Total Liabilities..............................................    1,878,552
                                                                    ------------
NET ASSETS......................................................... $714,637,205
                                                                    ============
NET ASSET VALUE, PER SHARE
  ($714,637,205/90,600,166 shares outstanding--Note 6)............. $       7.89
                                                                    ============
Net Assets consist of
  Capital paid-in.................................................. $677,605,067
  Undistributed net investment income..............................    2,181,018
  Undistributed net realized gain on investments...................    4,135,320
  Net unrealized appreciation on investments.......................   30,715,800
                                                                    ------------
                                                                    $714,637,205
                                                                    ============


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999

Investment Income
  Income
    Interest..................................................... $ 29,051,100
    Dividends....................................................    3,844,068
                                                                  ------------
      Total Income...............................................   32,895,168
                                                                  ------------
  Expenses
    Investment advisory fees (Note 5)............................    5,106,046
    Administrative fees (Note 5).................................      948,305
    Printing and postage expenses................................      294,854
    Transfer agent fees..........................................      274,889
    Directors' fees and expenses (Note 5)........................       95,616
    Custodian fees...............................................       87,837
    Professional fees (Note 5)...................................       85,151
    Miscellaneous................................................      195,773
                                                                  ------------
      Total Expenses.............................................    7,088,471
                                                                  ------------
        Net Investment Income....................................   25,806,697
                                                                  ------------
Net Realized and Unrealized Gains (Losses)
  Net realized gains (losses) on
    Investments..................................................   11,808,409
    Securities sold short........................................      (37,999)
    Futures......................................................     (242,025)
                                                                  ------------
        Net realized gain........................................   11,528,385
  Decrease in unrealized appreciation on investments and
   securities sold short.........................................  (13,198,825)
                                                                  ------------
    Net realized and unrealized loss on investments, securities
     sold short and futures......................................   (1,670,440)
                                                                  ------------
    Net increase in net assets resulting from operations......... $ 24,136,257
                                                                  ------------


                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           For the Years Ended
                                                               December 31
                                                        --------------------------
                                                            1999          1998
                                                        ------------  ------------
Increase (Decrease) in Net Assets
Operations
    Net investment income.............................. $ 25,806,697  $ 28,065,284
    Net realized gains on investments, securities sold
     short and futures.................................   11,528,385    38,942,638
    Decrease in unrealized appreciation of investments
     and securities sold short.........................  (13,198,825)   (6,323,813)
                                                        ------------  ------------
      Net increase in net assets resulting from
       operations......................................   24,136,257    60,684,109
                                                        ------------  ------------
Dividends and distributions to shareholders from
    Net investment income..............................  (25,806,697)  (28,065,284)
    Net realized gains on investments, securities sold
     short and futures.................................  (11,528,385)  (38,942,638)
    Capital paid-in....................................  (36,881,045)   (4,307,372)
                                                        ------------  ------------
      Total dividends and distributions to
       shareholders....................................  (74,216,127)  (71,315,294)
                                                        ------------  ------------
Capital share transactions
    Net asset value of shares issued to shareholders in
     reinvestment of dividends from net investment
     income and distributions from net realized gains
     and capital paid-in...............................   10,534,625    14,272,507
    Net proceeds from the sale of shares during rights
     offering..........................................          --     76,437,671
    Shares repurchased and retired, 460,000 shares.....   (3,029,597)          --
                                                        ------------  ------------
    Net increase in net assets derived from capital
     share transactions................................    7,505,028    90,710,178
                                                        ------------  ------------
    Net increase (decrease) in net assets..............  (42,574,842)   80,078,993
Net Assets
  Beginning of year....................................  757,212,047   677,133,054
                                                        ------------  ------------
  End of year (including undistributed net investment
   income of $2,181,018 and $0, respectively).......... $714,637,205  $757,212,047
                                                        ============  ============

                       See notes to financial statements.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1999

NOTE 1 -- Acquisition

  On March 1, 1999, Phoenix Investment Partners, Ltd. ("Phoenix"), completed the acquisition of Zweig Total Return Advisors, Inc. (the "ZTR Adviser"), the Fund's investment adviser, Zweig/Glaser Advisers, the Fund's administrator ("Administrator") and Zweig Securities Corp. (currently PXP Securities Corp.), an affiliated broker-dealer registered under the Securities Exchange Act of 1934.

  As a result of the acquisition, effective January 1, 2000, Zweig/Glaser Advisers, LLC (the "Adviser") succeeds ZTR Adviser, as the Fund's investment adviser. In order to continue to have access to the advisory and consulting services of Dr. Martin E. Zweig and his associates, the Adviser entered into a sub-advisory servicing agreement with Zweig Consulting, LLC.

  As of October 31, 1999, the Administrator assigned the rights and obligations under the Administration Agreement dated March 1, 1999, between the Fund and the Administrator to Phoenix Equity Planning Corp. ("PEPCO") under the same terms as the previous Administration Agreement. Effective October 31, 1999, PEPCO sub-contracted the Fund's mutual fund accounting to The Bank of New York. PEPCO is an affiliate of the Adviser and the Fund.

NOTE 2 -- Organization

  The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988.

NOTE 3 -- Significant Accounting Policies

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

  Portfolio securities that are traded only on stock exchanges are valued at the last sale price. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recently quoted bid price provided by the principal market makers. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by the Adviser. Debt securities may be valued on the basis of prices provided by an independent pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Short-term investments having a remaining maturity of 60 days or less when purchased are valued at amortized cost (which approximates market value). Futures contracts traded on commodities exchanges are valued at their closing settlement price on such exchange. Securities for which market quotations are not readily available,(of which there were none at December 31, 1999) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

 B. Security Transactions and Investment Income

  Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Realized gains and losses on sales of investments are determined on the identified cost basis for financial reporting and tax purposes.

 C. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recorded as assets. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking the contract to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets or liabilities, depending upon whether unrealized gains or losses are incurred. When a contract is closed, the Fund realizes a gain or loss equal to the difference between the proceeds from (or cost of ) the closing transaction and the Fund's basis in the contract. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. Therefore, anticipated gains may not result and anticipated losses may not be offset. In addition, as no secondary market exists for futures contracts, there is no assurance that there will be an active market at any particular time.

 D. Short Sales

  A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any incurred loss increased,by the amount of transaction costs. Dividends or interest the Fund pays in connection with such short sales are recorded as expenses. In addition to the short sales described above, the Fund may make short sales "against the box". A short sale "against the box" is a short sale whereby at the time of the short sale, the Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.

 E. Federal Income Tax

  The Fund has elected to qualify and intends to remain qualified, as long as management's view is that it is in the best interests of the shareholders, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The principal tax benefits of qualifying as a regulated investment company as compared to an ordinary taxable corporation, are that a regulated investment company, is not itself subject to Federal income tax on ordinary investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders and that the tax character of long-term capital gains recognized by a regulated investment company flows through to its shareholders who receive distributions of such gains.

 F. Dividends and Distributions to Shareholders

  Dividends and distributions to shareholders are recorded on the ex-dividend date. In the event that amounts distributed are in excess of accumulated net investment income and net realized gains on investments (as determined for financial statement purposes), such amounts would be reported as a distribution from paid-in capital during the fiscal year in which such a distribution is made. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by the Fund as a whole. During the year ended December 31, 1999, the Fund reclassified $2,181,018 and $4,135,320 to undistributed net investment income and undistributed net realized gain on investments, respectively, from capital paid-in.

NOTE 4 -- Portfolio Transactions

  During the year ended December 31, 1999, purchases and sales transactions, excluding short-term investments and futures contracts were:

                                                                   United States
                                                                    Government
                                                         Common     and Agency
                                                         Stocks     Obligations
                                                      ------------ -------------
   Purchases ........................................ $244,923,935 $528,038,507
                                                      ============ ============
   Sales ............................................ $377,927,231 $741,298,735
                                                      ============ ============
   Purchases to cover short sales ................... $    428,724
                                                      ============

NOTE 5 -- Investment Advisory Fees and Other Transactions with Affiliates

  a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the year ended December 31, 1999, the Fund accrued advisory fees of $5,106,046.

  b) Administration Fee: Phoenix Equity Planning Corp. serves as the Fund's Administrator pursuant to an Administration Agreement with the Fund. Under the same terms as the previous Agreement, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value daily, prepares such figures for publication on a weekly basis, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports, and responds to shareholder inquiries. Under the terms of the Agreement, the Fund pays the Administrator a monthly fee equal, on an annual basis, to 0.13% of the Fund's average daily net assets. During the year ended December 31, 1999, the Fund accrued administration fees of $948,305.

  c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receive no remuneration from the Fund.

  d) Legal Fee: The Fund accrued legal fees of $28,152 during the year ended December 31, 1999, for the services of Rosenman & Colin LLP, of which Robert
E. Smith, a former Director of the Fund, is counsel.

  e) Brokerage Commission: During the year ended December 31, 1999, the Fund paid PXP Securities Corp. brokerage commissions of $85,853 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $38,213 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 6 -- Capital Stock and Reinvestment Plan

  At December 31, 1999, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 90,600,166 shares are outstanding.

  Registered shareholders may elect to receive all distributions in cash paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent in whole or fractional shares of the Fund, as the case may be. For the years ended December 31, 1999 and December 31, 1998, 829,627 and 1,666,475 shares, respectively, were issued pursuant to the Plan.

  On December 7, 1999, the Fund's Board of Directors authorized the repurchase and retirement of up to $20,000,000 of its shares for the purpose of enhancing shareholder value. For the year ended December 31, 1999, 460,000 shares were repurchased and retired at a cost of $3,029,597 representing 0.6% of the 91,060,166 shares outstanding at December 10, 1999. This includes $18,630 in commissions paid to PXP Securities Corp. The weighted average discount of market price to net asset value of shares repurchased over the period of December 10, 1999 to December 31, 1999 was 16.4%.

  On January 3, 2000, the Fund declared a distribution of $0.07 per share to shareholders of record on December 31, 1999. This distribution has an ex-dividend date of January 5, 2000 and is payable on January 10, 2000.

NOTE 7 -- Financial Highlights

  Selected data for a share outstanding throughout each year:

                                         Year Ended December 31
                              -------------------------------------------------
                                1999       1998      1997      1996      1995
                              --------   --------  --------  --------  --------
Per Share Data:
Net asset value, beginning
 of year ...................  $   8.43   $   8.61  $   8.29  $   8.63  $   8.11
                              --------   --------  --------  --------  --------
Income From Investment Oper-
 ations:
Net investment income ......      0.28       0.33      0.36      0.36      0.39
Net realized and unrealized
 gains(losses)..............     (0.01)      0.39      0.80      0.14      0.97
                              --------   --------  --------  --------  --------
Total from investment opera-
 tions .....................      0.27       0.72      1.16      0.50      1.36
                              --------   --------  --------  --------  --------
Anti-dilutive effect of
 share repurchase program...      0.01        --        --        --        --
                              --------   --------  --------  --------  --------
Dividends and Distributions:
Dividends from net invest-
 ment income ...............     (0.28)     (0.33)    (0.36)    (0.36)    (0.39)
Distributions from net real-
 ized gains ................     (0.13)     (0.46)    (0.48)    (0.24)    (0.45)
Distributions from capital
 paid-in ...................     (0.41)     (0.05)      --      (0.24)      --
                              --------   --------  --------  --------  --------
Total Dividends and Distri-
 butions ...................     (0.82)     (0.84)    (0.84)    (0.84)    (0.84)
                              --------   --------  --------  --------  --------
Effect on net asset value as
 a result of rights
 offering* .................       --       (0.06)      --        --        --
                              --------   --------  --------  --------  --------
  Net asset value, end of
   year ....................  $   7.89   $   8.43  $   8.61  $   8.29  $   8.63
                              ========   ========  ========  ========  ========
  Market value, end of
   year** ..................  $   6.50   $   8.88  $   9.44  $   8.00  $   8.63
                              ========   ========  ========  ========  ========
Total investment return*** .    (18.72)%     4.49%    30.22%     2.62%    19.19%
                              ========   ========  ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of year (in
 thousands) ................  $714,637   $757,212  $677,133  $638,768  $647,523
Ratio of expenses to average
 net assets ................      0.97%      0.97%     1.04%     1.03%     1.10%
Ratio of net investment in-
 come to average net assets
 ...........................      3.50%      3.88%     4.30%     4.31%     4.59%
Portfolio turnover rate ....     172.3%      87.9%    104.7%    147.2%    179.8%

--------
  * Shares were sold at a 5% discount from the average market price.
 ** Closing Price -- New York Stock Exchange.
*** Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to end of such periods.

                       Report of Independent Accountants

  To the Board of Directors and Shareholders of The Zweig Total Return Fund,
Inc.:

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Zweig Total Return Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 4, 2000

                       THE ZWEIG TOTAL RETURN FUND, INC.

                               YEAR END RESULTS

                                   Total Return
                                   on Net Asset Net Asset    NYSE      Premium
                                      Value       Value   Share Price (Discount)
                                   ------------ --------- ----------- ----------

  Year ended 12/31/1999 ..........      3.9%      $7.89    $ 6.5000     (17.6%)
  Year ended 12/31/1998 ..........      8.8%       8.43      8.8750       5.3%
  Year ended 12/31/1997 ..........     14.6%       8.61      9.4375       9.6%
  Year ended 12/31/1996 ..........      6.3%       8.29      8.0000      (3.5%)
  Year ended 12/31/1995 ..........     17.7%       8.63      8.6250      (0.1%)
  Year ended 12/31/1994 ..........     (1.9%)      8.11      8.0000      (1.4%)
  Year ended 12/31/1993 ..........     10.7%       9.11     10.7500      18.0%
  Year ended 12/31/1992 ..........      2.1%       9.06     10.0000      10.4%
  Year ended 12/31/1991 ..........     20.1%       9.79     10.6250       8.5%
  Year ended 12/31/1990 ..........      4.2%       9.02      8.6250      (4.4%)
  Year ended 12/31/1989 ..........     14.9%       9.59      9.7500       1.7%
  Inception 9/30/88 - 12/31/88 ...      1.1%       9.24      9.1250      (1.2%)

-------------------------------------------------------------------------------
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Anthony M. Santomero, Ph.D.
Director

Investment Adviser
Zweig/Glaser Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1336________________________________________________________3206 ANN (12/99)